Inventories - Schedule of inventory (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Raw materials
Cannabis	$ 77,694	$ 17,452
Non-Cannabis	20,104	11,251
Total raw materials	97,798	28,703
Work-in-process	91,001	70,540
Finished goods	71,195	38,101
Fair value adjustment to inventory related to biological assets	133,311	63,828
Transferred to assets held for sale	(2,110)	(3,181)
Inventories, net	$ 391,195	$ 197,991